Investor Presentation Striving to deliver cures through controllable cell therapy July 2019

Forward Looking Statement This presentation contains estimates, projections and other forward-looking statements, concerning, among other things: our research and development activities relating to our CaspaCIDe® (“iC9”), GoCAR-T ® (incorporating “iMC”) and related technologies; our product candidates including rivo-celTM (previously BPX-501), BPX-601, BPX-603, BPX-802, and rimiducid; the effectiveness of our CaspaCIDe and GoCAR-T programs and their possible range of application and potential curative effects and safety in the treatment of diseases, including as compared to other treatment options and competitive therapies; the success of our collaborations with academic and commercial partners; the timing, progress of enrollment and success of our clinical trials; and the timing of potential European marketing authorization applications for rivo-cel and rimiducid. Our estimates, projections and other forward-looking statements are based on our management's current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance. Although we believe that these estimates, projections and other forward-looking statements are based upon reasonable assumptions, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors, in addition to the factors described in this presentation, may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update any forward-looking statement. These statements are also subject to a number of material risks and uncertainties that are described more fully in Bellicum’s filings with the Securities and Exchange Commission, including without limitation our annual report on Form 10-K for the year ended December 31, 2018 and our quarterly report on Form 10-Q for the period ended March 31, 2019. 1

Investment Summary

Rivo-cel

Allogeneic polyclonal T-cells for hematologic malignancies and inherited blood disorders (+HSCT)

European pediatric opportunity clinically de-risked

- 249 patients enrolled in Phase 1 / 2 study
- Rivo-cel achieved primary endpoint in pediatric registrational trial, topline data announced in July 2019
- Consistent with late interim results at ASH in Dec. 2018
- Expect MAA filings in Q4'19 / Q1'20
- European HQ and leadership team in place for commercialization prep

Global trial underway to broaden label

- Phase 2/3 THRIVE study in AML and MDS in patients 12+ years old

Actively seeking strategic partner

GoCAR-T Pipeline

Controllable CAR-T cells designed to optimize efficacy and safety

BPX-601 GoCAR-T promising early clinical data

- Phase 1 / 2 study enrolling in pancreatic cancer
- Initial safety data on 18 pancreatic cancer patients presented at ASCO in June 2019 indicate attractive safety profile and early clinical activity
- Trial amendment for repeat activation molecule administration to enhance potential clinical response

Two dual-switch GoCAR-T candidates headed toward IND

- BPX-603 targeting HER2 antigen in solid tumors
- BPX-802 targeting liquid tumors, target antigen TBA

Cash, cash equivalents, restricted cash and investment securities of $78.1MM as of March 31, 2019; Cash runway through 2019

Bellicum PHARMACEUTICALS

2

Development Pipeline: Rivo-cel and GoCAR-T

Controllable cell therapies that may represent major advances in liquid and solid tumors

PRODUCT CANDIDATE	DISCOVERY / CLINICAL PROOF OF CONCEPT / PIVOTAL	CLINICAL STATUS
Rivo-cel (BPX-501) Allogeneic Polyclonal T-cells	E.U.: Pediatric Leukemias, Lymphomas, and Inherited blood disorders (+allo-HSCT)	Topline data met primary endpoint
	12+ Years AML + MDS (+allo-HSCT) – THRIVE	Pivotal Ph 2/3 trial underway
BPX-601 GoCAR-T PSCA	Pancreatic, Gastric, & Prostate Cancers	Data updates in Q4'19 / Q1'20 from ongoing Ph 1/2 trial
BPX-603 GoCAR-T HER-2	Solid Tumors	IND clearance 2H 2019
BPX-802 GoCAR-T Target TBA	Liquid Tumors	IND filing late 2019

In planning

Bellicum PHARMACEUTICALS

3

Technology Overview 4

Most Cell Therapies Only Controlled Before Infusion Limited ability to expand a narrow therapeutic window Insufficient peak dose Lack of persistence Anergy POOREFFICACY BEFORE INFUSION AFTER INFUSION CONTROLLED UNPREDICTABLE On Target / Off Tumor Collect white Genetic Patient GvHD blood cells modification infusion TOXICITY CRS Neurotoxicity 5

Bellicum Platform Designed to Enable Control After Infusion Would provide physicians the ability to expand the therapeutic window in each patient iMC ACTIVATION switch to activate immune cells and modulate the iMC tumor micro- environment Potential for BEFORE INFUSION AFTER INFUSION CONTROLLED CONTROLLED Improved Benefit / Risk CaspaCIDe Collect white Genetic Patient iC9 blood cells modification infusion SAFETY switch to eliminate toxic cells 6

Chemical Induction of Dimerization ("CID")
Molecular Switch Platform

Rimiducid infusion activates signaling pathways to control T-cell function

1. Viral transduction transfers the DNA from a vector into the target cell nucleus.
2. Vector-derived DNA directs expression of CID and accessory proteins.
3. Rimiducid dimerizes the CID proteins, thus turning on the signal cascade.



1 VECTOR
APPLICATION SPECIFIC ACCESSORY PROTEINS
2 CID PROTEINS
Monomeric = Inactive Proteins
BINDING DOMAIN
SIGNALING DOMAIN
Dimerized = Active Proteins
3
SIGNAL CASCADE

Signal	Caspase-9 ("iC9")	MyD88 and CD40 ("iMC")
Result	Apoptosis (cell death)	T-cell activation, proliferation & survival

Bellicum PHARMACEUTICALS

7

GoCAR-T Pipeline 8

GoCAR-T: Differentiated Approach to Cell Therapy Current Challenges in Cell Therapy GoCAR-T Benefits Limited efficacy in solid tumors Potential for enhanced efficacy in solid tumors via ▪ Inadequate cell proliferation and iMC signaling persistence to sustain efficacy ▪ MyD88 and CD40 are superior co-stimulatory molecules ▪ Inability to overcome immune suppressive with potential for greater cell expansion and persistence factors in tumor microenvironment (TME) ▪ Modulates the tumor microenvironment, overriding common inhibitory pathways (PD-1, PGE2, TGF-β) ▪ Enhances host immune activity by inducing pro- inflammatory cytokines and chemokines Potential safety issues with Potential for enhanced safety more potent approaches ▪ iMC provides control over timing and frequency of co- activation ▪ CaspaCIDe capable of eliminating a majority of CAR-T cells to manage acute toxicities 9

BPX-601 GoCAR-T Targeting PSCA

Product Summary

- Attractive first-in-class solid tumor CAR-T opportunity
- First-in-human experience with iMC
- Updated Phase 1 results presented in June 2019 continue to demonstrate:
  - Safety
  - iMC-driven T cell activation
  - Biologic activity
- Phase 1 enrollment ongoing

Unmet Need

High unmet need in solid tumors expressing Prostate Stem Cell Antigen (PSCA)

	Annual Incidence (US)	Annual Deaths (US)	% Expressing PSCA
Pancreatic	55k	44k	~60%
Prostate	165k	29k	75-90%
Gastric	26k	11k	76-89%

Incidence and annual deaths: Noone AM, Howlader N, Krapcho M, Miller D, Brest A, Yu M, Ruhl J, Tatalovich Z, Mariotto A, Lewis DR, Chen HS, Feuer EJ, Cronin KA (eds). SEER Cancer Statistics Review, 1975-2015, National Cancer Institute. Bethesda, MD, https://seer.cancer.gov/csr/1975_2015/, based on November 2017 SEER data submission, posted to the SEER web site, April 2018.
PSCA expression: Argani et al, Cancer Res 2001; Reiter et al., PNAS 1998; Abate-Daga et al, HGT 2014; Data on file

Bellicum PHARMACEUTICALS

10

BPX-601: Phase 1 Trial Progression

BP-012 trial in relapsed/refractory pancreatic, gastric, and prostate cancers

	Lead-in (Cohort 0)	Dose Escalation (Cohorts 3, 4, 5A)	Full Conditioning (Cohort 5B)	Efficacy Optimized Regimen (Cohort 5C)
Patient Population	2L to 6L Pancreatic		2L Pancreatic	
BPX-601 Dose $x10^6$ cells/kg @ Day 0	1.25	1.25, 2.5, 5.0	5.0	
Conditioning	Cytoxan $1g/m^2$ @ Day -3		Cytoxan $0.5g/m^2$ Fludarabine $30mg/m^2$ @ Days -5, -4, -3	
Rimiducid Dose @ Day 7	None	Single Dose	Single Dose	Scheduled Repeat Dosing
Status	Enrolled & Presented			Pending

Dose escalation designed conservatively to evaluate safety

- Partial conditioning with Cytoxan monotherapy
- Single dose of rimiducid to activate iMC

Recently evaluated impact of full conditioning

- Standard Flu/Cy regimen
- Single dose of rimiducid to activate iMC

Next step: efficacy-optimized regimen

- Standard Flu/Cy regimen plus repeat rimiducid dosing
- Data presentation: late 2019

Bellicum PHARMACEUTICALS
ClinicalTrials.gov Identifier: NCT02744287
11

BPX-601: No Dose Limiting Toxicities Observed Data presented at ASCO 2019 ▪ No dose limiting toxicities were observed Cohort 0 Cohort 3 Cohort 4 Cohort 5A Cohort 5B All Patients Patients, n (%) n = 3 n = 3 n = 3 n = 4 n = 5 N = 18 Any AE 3 (100) 3 (100) 3 (100) 4 (100) 5 (100) 18 (100) ▪ Adverse Events (AEs) were generally Any SAE 2 (67) 1 (33) 0 3 (75) 4 (80) 10 (56) consistent with cytotoxic Grade 3 & 4 TRAEs 0 0 0 0 1 (20) 1 (<1) chemotherapy or other cancer AEs in >15% of all patients, n (%) immunotherapies Febrile neutropenia 0 0 0 2 (50) 4 (80) 6 (33) Fatigue 2 (67) 1 (33) 0 2 (50) 0 5 (28) ▪ AEs related to BPX-601/rimiducid Neutropenia 0 0 0 1 (25) 4 (80) 5 (28) included: Pyrexia 0 0 1 (33) 2 (50) 2 (40) 5 (28) Dysuria 0 0 0 0 4 (80) 4 (22) Hematuria 0 0 0 0 4 (80) 4 (22) ▪ One case of Grade 2 cytokine Nausea 2 (67) 0 0 0 2 (40) 4 (22) release syndrome (CRS) Abdominal pain 1 (33) 1 (33) 0 0 1 (20) 3 (17) Abdominal pain upper 0 1 (33) 1 (33) 1 (25) 0 3 (17) ▪ One case of Grade 2 Anemia 0 0 0 1 (25) 2 (40) 3 (17) encephalopathy Back pain 1 (33) 1 (33) 0 1 (25) 0 3 (17) Blood bilirubin increased 0 0 0 1 (25) 2 (40) 3 (17) Hypotension 0 0 2 (67) 1 (25) 0 3 (17) ▪ Four cases of Grade 1-3 urologic toxicity (dysuria, hematuria, cystitis) Becerra et al, ASCO 2019 12

BPX-601: iMC-Driven T Cell Expansion & Persistence

Flu/Cy Lymphodepletion Results in Increased BPX-601 Cell Expansion and Persistence



Rim
GoCAR-T*
(Copies/µg gDNA)
100000
10000
1000
100
LOQ
0
10
20
30
40
50
60
90
180
Time (Days)
Cohort 0
1.25 x 10⁶ cells/kg (Cy)
Cohort 3
1.25 x 10⁶ cells/kg + Rim (Cy)
Cohort 4
2.5 x 10⁶ cells/kg + Rim (Cy)
Cohort 5A†
5.0 x 10⁶ cells/kg + Rim (Cy)
Cohort 5B
5.0 x 10⁶ cells/kg + Rim (Flu/Cy)

- Peak expansion 4.9-fold higher in Flu/Cy cohort vs Cy alone cohorts
- Persistence improves with:
  - Administration of rimiducid to activate iMC
  - Higher cell dose
  - Lymphodepletion with Flu/Cy

Becerra et al, ASCO 2019

* Data points represent the mean log VCN for each cohort and the dotted red line represents rimiducid administration at Day 7; † Patient 3 in cohort 5A did not have data for time points beyond Day 4 and thus is not included in the summary of cell persistence.

Cy, cyclophosphamide; Flu, fludarabine; LOQ, limit of quantitation; pts, patients; Rim, rimiducid.

Bellicum PHARMACEUTICALS

13

BPX-601: Evidence of Anti-Tumor Activity ▪ 8 (62%) of 13 evaluable patients treated with BPX- 601 and single-dose rim achieved stable disease; 3 had tumor shrinkage of 10-24% ▪ With 9.1 weeks median follow-up (range: 2.9-30.3), median time to next cancer therapy in patients that received subsequent treatment was 16.6 weeks (range 5.6-30.3) ▪ In Flu/Cy cohort, 2 patients with >median follow-up had time to next treatment * Right arrow cap indicates ongoing treatment-free interval; † Patient withdrew consent for further follow-up; ‡ Patient 2 was not efficacy evaluable due to non-measurable disease at baseline. >22 weeks (ongoing) PD, progressive disease; pseudo, pseudoprogression; SD, stable disease. Becerra et al, ASCO 2019 14

BPX-601: Clinical Activity and VCN Trends * Indicates subject in Flu/Cy Cohort 5B. Only subjects with >100 days of follow-up included in right panel 15

BPX-603 Dual Switch GoCAR-T Targeting HER2

Product Summary

- HER2 is a validated tumor antigen and is expressed on numerous solid tumors with high unmet need
- Historical HER2 CAR-T studies have shown modest overall activity and off-tumor / on-target toxicity
- BPX-603 may address these limitations
  - iMC may increase cell proliferation & persistence, modulate the TME, and enhance host immunity
  - CaspaCIDe may mitigate treatment emergent toxicities

Unmet Need

Indication	Incidence[1]	HER2+	5-year OS (Stage IV)[1]
Gastric	28,000	10-30%[3]	<20%
Colorectal	145,000	10%[4]	<15%
Ovarian	22,000	20-30%[5]	<30%
Uterine/ Endometrial	61,000	50-80%[6]	14-69%
Glioblastoma	12,000	20-30%[2]	<20%

[1]National Cancer Database, American Cancer Society, https://www.cancer.org, accessed 21 December 2018; [2]Liu et al., Cancer Res 2004; [3]Gravalos et al., Annals Oncol 2008; [4]Tu et al., Exp Ther Med 2018; [5]Berchuck et al., Cancer Res 1990, Bartlett et al., Brit J Cancer 1996; [6]Grushko et al., Gynecologic Oncol 2008

16

Historical HER2 Studies: Modest Clinical Outcomes Study Properties Morgan, 2010 Ahmed, 2015 Feng, 2017 Ahmed, 2017 Hegde, 2019 Construct 4D5-28-BB-z FRP5-28-z Her2-BB-z FRP5-28-z FRP5-28-z Indication(s) Metastatic colon Sarcomas CCA and PCa GBM Sarcomas Patient number 1 19 11 17 10 HER2 expression ≥2+ (IHC) ≥1+ (IHC) >50% positive ≥1+ (IHC) ≥1+ (IHC) CAR-T dose 1010 104 - 108 106 106 - 108 108 CAR-T expansion NE Negligible >1,000 copies Negligible >10,000 copies Toxicity Lung reactivity No DLTs Mild AEs Mild AEs Mild AEs Outcome Grade 5 toxicity 1 PR 1 PR 1 PR 2 CR Total Responses 2 CR, 3 PR, 5/58 (8.6% ORR) 17

BPX-603 Pre-Clinical Studies Demonstrate Potential Clinical Benefits

Tumor growth

Survival

HER2+ A549 Lung Carcinoma ($1x10^4$ T cells)



Radiance (p/s/cm²/sr)
10⁹
10⁸
10⁷
10⁶
10⁵
10⁴
0 10 20 30 40 50 60 70 80 90
Days post-T cell injection



Percent survival
100
75
50
25
0
0 10 20 30 40 50 60 70 80 90
Days post-T cell injection
Control T cells
BPX-603
BPX-603 + Rim

HER2+ OE19 Esophageal Carcinoma ($5x10^6$ T cells)



Radiance (p/s/cm²/sr)
10⁹
10⁸
10⁷
10⁶
10⁵
10⁴
10³
0 10 20 30 40 50
Days post T cell injection



Percent survival
100
75
50
25
0
0 10 20 30 40 50
Days post-T cell injection
Control T cells
BPX-603
BPX-603 + Rim

Bellicum PHARMACEUTICALS

18

RIVO-CEL 19

Rivo-cel: Opportunity To Transform Treatment Paradigm Current HSCT Treatment paradigm Potential Future HSCT Treatment Paradigm HLA-Matched Toxicity and likelihood MRD Related Donor (MRD) of match Alternative Alternative Alternative HLA-Matched Unrelated Donor (MUD) Alternative rivo-cel MUD + Other Donor Options Haplo HSCT (Haplo and other) 1Other includes HLA mismatched and umbilical cord blood. 20

BP-004 Study: Basis for European Pediatric Approval

Phase 1/2 study of rivo-cel in pediatric patients following TCR $\alpha\beta$ depleted allo-HSCT

High risk pediatric malignancies and non-malignant disorders → αβ T-cell and B-cell depleted haplo-HSCT without GvHD Prophylaxis → Rivo-cel → Rimiducid for patients who develop visceral GvHD or are refractory to SOC treatment

Enrolled Populations

N = 249 (EU and US Patients)	
Malignant (N = 117)	Non-Malignant (N = 132)
Diagnosis	Diagnosis
Acute lymphocytic leukemia (ALL)	Primary Immune Deficiencies
Acute myeloid leukemia (AML)	β Thalassemia Major
Other	Other Erythroid Disorders
	Bone Marrow Failure Disorders

Outcomes

Rivo-cel:

- Event-free survival at 180 days (regulatory endpoint)
  - TRM/NRM, severe GvHD, and life-threatening infections
- Progression-free survival
- Disease status

Rimiducid:

- GvHD response

Bellicum PHARMACEUTICALS

TRM, transplant-related mortality; NRM, non-relapse mortality; GvHD, graft versus host disease; SOC, standard of care; HSCT, hematopoietic stem cell transplantation. ClinicalTrials.gov Identifiers: NCT01744223, NCT02065869.

21

Rivo-cel Met Primary Endpoint for EU Registrational Clinical Trial BP-004 1 All pre-specified key secondary endpoints also demonstrated non-inferiority ▪ Primary endpoint of non-inferiority for event free survival (EFS) at 180 days of 90.9% (95% CI: 84.8, 94.6) achieved for patients receiving haplo-transplant ▪ Composite EFS endpoint consisted of transplant-related or non-relapse mortality, severe graft- versus-host-disease (GvHD) and life-threatening infections ▪ Compared to patients who received a MUD HLA 10/10 transplant in C/CP-004 comparator trial with EFS at 180 days of 89.9% (95%CI: 82.4, 94.3) ▪ Key secondary endpoints including transplant related mortality, GvHD, relapse- free survival, and disease-free survival also demonstrated non-inferiority ▪ Adding rivo-cel to stem cell transplants in patients lacking a matched donor shows comparable outcome to HLA-matched unrelated donor (MUD) transplants and may allow it to become an alternative therapy for these patients I Topline results announced for BP-004 in July 8, 2019 news release 22

Rivo-cel: High Rates of Disease-Free and Overall Survival Interim survival results1 With median follow-up of N= 166, Events = 9, Overall Survival 94.4% 20.3 months (0.5 – 47.4 (95% CI 90.8-98%) months): ▪ Relapse-free survival 82.9% in malignant patients ▪ Disease-free survival 95.2% in non- malignant patients HSCT, Hematopoietic Stem Cell Transplantation 1 Data presented at 60th ASH Annual Meeting – December, 2018 23

Rivo-cel: High Rates of GvHD Response to Rimiducid

Interim results[1] of response in patients refractory to standard of care treatment

Methods & Evaluable Population

Patients who developed visceral GvHD or were refractory to SOC treatment were eligible to receive ≥1 dose (up to 3 at 48 hour intervals) of rimiducid (0.4 mg/kg)

Of 238 GvHD-evaluable patients:

- 35.7% (85/238) experienced any grade acute or chronic GvHD
- 28.2% (24/85) of patients with GvHD received rimiducid

Efficacy Results

Best overall response of 70% 7 days post-rimiducid

- 9 CR and 7 PR
- Median time to response of 1 day (1 - 4 days)

Four patients in PR or not evaluable at day 7 achieved CR within 30 days post-rimiducid

Translational Results

Reduction in rivo-cel serum levels observed in all patients receiving rimiducid[2]

Rimiducid eliminates the most highly activated rivo-cel T cells which express the highest level of iC9[3], leaving remaining cells to re-expand

- 79% (11/14) malignant patients receiving rimiducid remain relapse free

GvHD: acute graft versus host disease; SOC, Standard of Care; PR, Partial Response; CR, Complete Response, [1] Data presented at 60th ASH Annual Meeting – December, 2018, [2] N = 10 with translational data at time of interim, [3] Zhou et al. ASH 2018, a3496

Bellicum PHARMACEUTICALS

24

Rivo-cel Addresses Key Shortcomings Rivo-cel addresses shortcomings of stem cell transplants to treat hematological malignancies and inherited blood disorders Rivo-cel Target Market Matched Related Matched Unrelated Haplo and Rivo-cel Donor (MRD) Donor (MUD) Other +HSCT % of Current Market 25-30% ~50% ~20-25% Disease Relapse Infection GvHD Leading Causes of of Causes Leading Mortality and Morbidity and Mortality Likelihood to Find Donor Low Low-Medium High High Time to Short Long Short Short Identify Donor 25

Rivo-cel: Significant Market Opportunity Potential List Price Patient Population Market Opportunity Additional Opportunities Haplo/ European Initial market: Other: EU Pediatric* 0.4 Pediatric Cost (in thousands) Effectiveness $0.5-0.7 ▪ Geographic expansion TOTAL: 1.8 Analysis MUD: 1.4 billion ▪ U.S. Pediatric ▪ Asia $300- ▪ Patient population growth $400k US Next market: Haplo/ Adult & ▪ Expansion of HSCT Other: eligibility Adult & EU 1.1 Adolescent Market Pricing Adolescent Haplo/ AML/MDS Research Benchmarks Other: 1.4 ▪ Development in other AML/MDS* EU MUD: 4.9 malignancies (in thousands) US $3-4 MUD: 2.3 TOTAL: 9.7 billion *As of 2016. EBMT Transplant Activity Survey; CIBMTR Current Uses & Outcomes of HCT; internal company analysis Market share expectations represented by green (strong) and yellow (moderate) 26

Anticipated 2H’19 and 2020 Key Program Milestones Milestone Timing Presentation of updated Phase 1 results with repeat Q4’19 / Q1’20 BPX-601 rimiducid dosing Updated Phase 1 and Phase 2 results 2020 IND clearance for BPX-603 2H’19 CAR-T IND submission for BPX-802 Late 2019 PIPELINE BPX-603 Phase 1 data 2020 MAA submissions for rivo-cel and rimiducid for pediatric Q4’19 / Q1’20 Rivo-cel patients Potential MAA approval Q4’20 / Q1’21 27

Investment Summary

Rivo-cel

Allogeneic polyclonal T-cells for hematologic malignancies and inherited blood disorders (+HSCT)

European pediatric opportunity clinically de-risked

- 249 patients enrolled in Phase 1 / 2 study
- Rivo-cel achieved primary endpoint in pediatric registrational trial, topline data announced in July 2019
- Consistent with late interim results at ASH in Dec. 2018
- Expect MAA filings in Q4'19 / Q1'20
- European HQ and leadership team in place for commercialization prep

Global trial underway to broaden label

- Phase 2/3 THRIVE study in AML and MDS in patients 12+ years old

Actively seeking strategic partner

GoCAR-T Pipeline

Controllable CAR-T cells designed to optimize efficacy and safety

BPX-601 GoCAR-T promising early clinical data

- Phase 1 / 2 study enrolling in pancreatic cancer
- Initial safety data on 18 pancreatic cancer patients presented at ASCO in June 2019 indicate attractive safety profile and early clinical activity
- Trial amendment for repeat activation molecule administration to enhance potential clinical response

Two dual-switch GoCAR-T candidates headed toward IND

- BPX-603 targeting HER2 antigen in solid tumors
- BPX-802 targeting liquid tumors, target antigen TBA

Cash, cash equivalents, restricted cash and investment securities of $78.1MM as of March 31, 2019; Cash runway through 2019

Bellicum PHARMACEUTICALS

28